SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               FORM 8-K/A


           Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                  Date of Report:     August 26, 1999

               STARNET COMMUNICATIONS INTERNATIONAL INC.

        (Exact name of registrant as specified in its charter)

        DELAWARE                  0-29290                52-2027313
(State of incorporation)  (Commission File Number)  (IRS Employer ID No.)

425 Carrall Street, Mezzanine Level
Vancouver, B.C., Canada                                  V6B 6E3
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:  (604) 685-7619

                          N/A
(Former name or former address, if changed since last report)

Item 4.   Changes in Registrant's Certifying Accountant
          ---------------------------------------------

(a)(1)

(i) Ernst & Young declined to stand for re-election as an independent auditor as of August 24, 1999.
(ii) Neither of Ernst & Young's reports on the financial statements for the past two years have contained adverse opinions or disclaimers of opinion, or were modified as to uncertainty, audit scope, or accounting principles.
(iii)   N.A.
(iv)(A) There were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.
(B)     N.A.
(C)     N.A.
(D)     N.A.
(E)     N.A.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (a) and (b)    N/A

          (c)            Exhibits: Filed herewith pursuant to Reg. S-K
                                   Item 601 is the following exhibit.

                         Exhibit No.    Description
                         -----------    -----------

                            24.1      Letter from Ernst & Young LLP



SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date:          September 10, 1999

(Registrant)   STARNET COMMUNICATIONS INTERNATIONAL INC.



/s/ John Carley
-------------------------
John Carley, Secretary